UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005
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LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of principal executive offices)	23235-5153 (Zip Code)
Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 15, 2005, LandAmerica Financial Group, Inc. (the “Company”) paid a quarterly dividend of $0.18 per share to shareholders of record September 1, 2005 (the “Dividend”) that triggered an adjustment to the conversion rate applicable to the Company’s 3.125% Convertible Senior Debentures due 2033 (the “3.125% Debentures”) and the Company’s 3.25% Convertible Senior Debentures due 2034 (the “3.25% Debentures”). As a result of the Dividend, a new conversion rate of 14.9956 for the 3.125% Debentures and 18.4742 for the 3.25% Debentures became effective as of September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: September 15, 2005	By:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller